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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                        Date of Report: November 14, 2003
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                        (Date of earliest event reported)

                             SPHERIX(R) INCORPORATED
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             (Exact name of registrant as specified in its charter)

            Delaware                      0-5576                 52-0849320
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(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

12051 Indian Creek Court, Beltsville, Maryland                     20705
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   (Address of Principal Executive Offices)                      (Zip Code)

       Registrant's Telephone Number, including area code: (301) 419-3900

                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 12: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 14, 2003, the Registrant issued a press release regarding its financial results for the third quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided in this Current Report on Form 8-K is being provided pursuant to Item 12 of Form 8-K. In accordance with General Instruction B.6 of Form 8-K, the information in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such a filing.
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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Spherix Incorporated

         By:   /s/ Thomas W. Gantt
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               Thomas W. Gantt
               Chief Executive Officer

         Date: November 14, 2003


                                  EXHIBIT INDEX

Exhibit Number                      Description
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99.1                                Press Release dated November 14, 2003


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